UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

Cell Source, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-55413	32-0379665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street, Suite 400, New York, New York 10019

(Address of principal executive offices, including Zip Code)

(646) 416-7896

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On March 22, 2024, Cell Source, Inc. (the “Company”) completed its private offering of 8% Convertible Notes that are convertible into shares of the Company’s Series C Convertible Preferred Stock at a conversion price of $7.50 per share. The Company sold $4,760,170 aggregate principal amount of notes in the offering and issued investors warrants to purchase 4,321,926 shares of common stock at an exercise price of $1.25 per share. Additional subscriptions will not be accepted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2024

Cell Source, Inc.

By:	/s/ Itamar Shimrat
Itamar Shimrat
President and Chief Executive Officer